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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Invitrogen Corporation's previously filed Registration Statements File Nos. 333-52896, 333-46146, 333-37969, 333-86531 and 333-74061.

/s/ ARTHUR ANDERSEN LLP

San Diego, California
March 7, 2002